EXHIBIT 10.2


                               SECURITY AGREEMENT

     This Security Agreement (the "Agreement") is made as of the ___ day of September, 1999 by and between Simione Central Holdings, Inc., a Delaware corporation having its principal place of business at 6600 Powers Ferry Road, Atlanta, Georgia, 30339 for itself and on behalf of all of its subsidiaries and the assets held thereby ("Debtor"), and Mestek, Inc., a Pennsylvania corporation having its principal place of business at 260 North Elm Street, Westfield, Massachusetts, 01085 ("Secured Party").

                                    RECITALS

A.   Debtor  and  Secured  Party  have  previously  entered  into  that  certain
     Agreement and Plan of Merger dated May 26, 1999, whereby MCS, Inc., a wholly-owned subsidiary of Secured Party, shall be merged with and into Debtor.

B. Debtor has, with the assent of Secured Party, entered into and consummated a merger agreement with CareCentric Solutions, Inc., a Delaware corporation ("CareCentric"), whereby CareCentric merged with and into Debtor.

C. As evidenced by the Promissory Note of even date herewith (the "Note"), Secured Party has loaned to Debtor the principal amount of the Promissory Note, which shall be utilized by Debtor to finance a loan obligation assumed in the above CareCentric merger and to provide working capital.

D. Secured Party and Debtor desire to secure to the fullest extent permissible under law, the repayment of the indebtedness evidenced by the Note and the full, complete, faithful and timely performance of any and all of Debtor's obligations under and pursuant to the Note and this Agreement.

E. Debtor has agreed to grant a security interest in the Collateral (as defined below) to Secured Party to secure certain of Debtor's obligations to Secured Party under the Note, as provided herein.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1. Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations (defined below), Debtor hereby pledges, assigns, transfers, grants and delivers to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to all of Debtor's Accounts, Chattel Paper, Documents and Instruments, General Intangibles, Goods, Equipment, and Inventory (as such terms are defined in Article 9 of the Uniform Commercial Code as enacted in the State of Delaware from time to time (the "Code")), including without limitation:

1.1 all of Debtor's  accounts  receivable,  chattel paper,  contract  rights and
general  intangibles   ("Receivables"),   and  all  books,   records,   ledgers,
print-outs, file materials and other papers relating to Receivables;

1.2 all of Debtor's inventory and stock in trade, including all work-in-process or finished goods ("Inventory");

1.3 all of Debtor's computer equipment (including servers, desktops, and portables), printers, monitors, scanners, data storage devices, cables, and all other computer peripherals; all office equipment, telephone equipment and all other fixed tangible assets of Debtor ("Equipment");

1.4 all of Debtor's patents, patent applications, trademarks, service marks, trade names, copyrights and copyright applications, and all inventions, inventor's notes, discoveries, trade secrets, ideas, proprietary processes and formulae, improvements, designs and specifications (including design choices), proprietary and trade rights, data and know-how, whether patentable or not, with respect to the software and software products owned, developed, designed, licensed or distributed by Debtor in its business as a software developer, and all licenses and rights with respect to third party computer software, and any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above (the "Intellectual Property");

1.5 whether now owned or hereafter acquired, together with all additions, accessions, substitutions and increases therein or thereto, and all products thereof and all cash and noncash proceeds thereof, including without limitation chattel paper and insurance proceeds (collectively, the "Collateral").

2. Obligations Secured. The security interest granted hereby secures all payments and performances of Debtor under the Note, and all other debts, liabilities and agreements of Debtor to Secured Party, whether now existing or hereafter arising, which are reduced to writing and signed by the parties, and which specifically state that such debts, liabilities and agreements of Debtor are secured by the security interests granted herein (the "Obligations").

3. Debtor's Representations and Warranties. Debtor represents and warrants that:

3.1 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business under the laws of any state where its business requires it to be qualified. The execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action of Debtor. This Agreement is the valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and remedies generally and general principles of equity.

3.2 The execution and delivery of this Agreement does not (i) conflict with or violate any provision of the Certificate of Incorporation or By-laws of Debtor,
(ii) conflict with or violate any law, rule, regulation, ordinance, judgment or decree applicable to Debtor or the Collateral, (iii) conflict with or result in any breach of or constitute a default under, or give to others any rights of termination or cancellation of, or accelerate the performance of any obligation of Debtor under, any term, condition, or provision of any note, bond, mortgage, indenture, contract, or other instrument or obligation to which Debtor is a party or by which the Collateral is bound or affected, except as has been consented to by the party entitled to the performance thereof.

3.3 Except for the security interest previously granted by Debtor to Silicon Valley Bank (the "Bank") in and to certain items of the Collateral (the "Bank Interest") which Bank Interest has been perfected and is represented in full by that certain UCC-1 financing statement filed in Cobb County, Georgia, which security interest is prior to this security interest granted to Secured Party, Debtor has all right, title and interest in and to the Collateral free and clear of all liens, encumbrances, and other charges, and the Collateral will at all times be the property of Debtor, and be used solely in Debtor's business. Debtor represents and warrants that, except for the Bank Interest, the Debtor has not granted to any party, or to any affiliate of Debtor, any security interest(s) in the Collateral, and that the security interests granted herein shall, upon perfection thereof, constitute a valid, perfected security interest and lien upon the Collateral enforceable as such against Debtor.

3.4 Debtor has obtained from the Bank its consent to the grant of the security interests referred to in Section 1, as may be required by Debtor's agreement(s) with the Bank.

3.5 Debtor has its principal place of business at 6600 Powers Ferry Road, Atlanta, Georgia, and has offices and business locations at which some of the Collateral is located at the locations set forth in Exhibit A, as amended from time to time. Debtor will notify Secured Party in writing at least forty-five
(45) days prior to any change in the location of its principal place of business, and with such Notice, Debtor shall provide the full mailing address of Debtor's new principal place of business.

3.6 All Collateral owned or held by Debtor on the date hereof is located at one of the locations shown on Exhibit A. All Collateral now held or subsequently acquired shall be kept at any one of the locations shown on Exhibit A, or such new location as Debtor may establish providing that Debtor shall notify Secured Party in writing thirty (30) days prior to the establishment of a new location of the full mailing address of any new location of, or the establishment of any new place of business, where the Collateral may be kept.

3.7 As of the date when each of the Receivables arise, Debtor shall be deemed to have represented and warranted to Secured Party that such Receivable is, and all records, papers and documents relating thereto (i) represent the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor to Debtor except for a customary percentage of accounts which may not be collectible, and (ii) represent and evidence true and valid obligations, enforceable in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, marshaling of assets or similar laws affecting creditors' rights and remedies generally and general principles of equity.

4. Debtor's Covenants

4.1 Debtor hereby agrees to execute and deliver immediately upon the request of Secured Party any UCC-1 financing statements, UCC-3 amendments, assignments or continuation statements, or other documents, instruments, or other notices prepared by Secured Party appropriate under applicable law, in respect of any security interest created pursuant to this Agreement. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such lien or security interest in the Collateral, Debtor shall, at Secured Party's cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party, its agents, representatives and designees. Debtor hereby designates Secured Party, its agents, representatives and designees as the agents and attorneys-in-fact, coupled with an interest, for Secured Party to sign such financing statements, and any continuations, assignments, re-recordings and/or re-filings thereof, on behalf of Debtor.

4.2 Debtor shall at its own expense and at all times keep the Collateral insured against fire, theft and all other risks which the Collateral may be subject, for the full replacement value thereof; shall name Secured Party as a loss payee under such insurance policies; and shall provide to Secured Party a certificate of insurance evidencing such coverage. Each such policy shall state that it cannot be cancelled without thirty (30) days' prior written notice to Secured Party. If Debtor shall fail to insure the Collateral as required by this Section , then Secured Party may, but shall not be required to, procure or renew or extend such insurance and Debtor agrees to reimburse Secured Party for all costs and expenses thereof.

4.3 Debtor will at all times keep accurate and complete records of the Collateral, and will pay before delinquency any and all taxes, governmental charges or assessments now or hereafter imposed on the Collateral.

4.4 Except as otherwise allowed in this Agreement or approved in advance by Secured Party, Debtor shall refrain from (i) making, causing or permitting any sale, conveyance, distribution or transfer of any of the Collateral other than a sale of Inventory in the ordinary course of business in a bona fide arm's length transaction for market value, without the express consent of Secured Party, which consent shall not be unreasonably withheld; (ii) after the date hereof mortgaging, pledging, subjecting to lien or otherwise encumbering any item of the Collateral without the express written consent of Secured Party; (iii) allowing any policies of insurance obtained with respect to the Collateral to lapse, terminate or be reduced in scope or amount; (iv) failing to maintain the Collateral in its present condition, ordinary wear and tear excepted; (v) allowing any liens to be assessed against the Collateral after the date of this Agreement as a result of the Debtor's failure to pay in a timely manner any amounts in respect of the Collateral including all taxes with respect thereto; or (vi) materially violating any applicable Federal, state or local laws that affect the Collateral.

5. Debtor's Rights until Default. In the absence of the occurrence of any Event of Default under this Agreement or in the performance or observance of the Obligations, Debtor shall have the right, in the ordinary course of business, to use, sell, control, collect and compromise the Collateral.

6. Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions and the lapse of the applicable cure period if any ("Event of Default").

6.1 Failure to pay when due any of the Obligations within five (5) calendar days after receipt of written notice from Secured Party to Debtor.

6.2 Failure to perform any of the Obligations, or to pay, perform or observe any of the terms, conditions, agreements, covenants and obligations of Debtor under this Agreement within thirty (30) days after receipt of written notice from Secured Party to Debtor; provided, however, if such failure is not capable of being cured within such thirty day period, Debtor shall not take and continue to take all commercially reasonable actions to cure such failure during such thirty day period, and shall not fully cure such failure within sixty (60) days after receipt of the above notice.

6.3 Debtor's dissolution, termination of existence whether by merger, combination or otherwise, insolvency, business failure, discontinuance of business, appointment of a receiver or custodian of any part of Debtor's property, assignment for the benefit of creditors by Debtor, the recording or existence of any lien for unpaid taxes other than taxes which are not yet due, the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States by or against Debtor, or service upon Secured Party of any writ, summons, or process designed to affect any of the Collateral; and such appointment, assignment, lien, proceeding, writ, summons or process continues un-stayed and in effect for a period of sixty (60) consecutive days.

7. Secured Party's Rights upon Default. Upon an Event of Default and at any time thereafter, Secured Party, without diligence, presentment, demand, protest or notice or advertisement of any kind, and subject to the rights of the Bank, may:

7.1 Make all Obligations immediately due and payable in full.

7.2 Personally, or by its agents or attorneys, immediately take possession of the Collateral or any part thereof, from Debtor or any other person who then has possession of the Collateral or any part thereof, and for that purpose may enter upon Debtor's premises where any of the Collateral is located and remove such Collateral and use in connection with such removal any and all services, supplies, aids and other facilities of Debtor.

7.3 Take possession of the Collateral or any part thereof, by directing Debtor in writing to deliver the same to Secured Party at any place or places designated by Secured Party, in which event Debtor shall at its own expense; (a) forthwith cause the same to be moved to the place or places so designated by Secured Party and there delivered to Secured Party; (b) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party as provided in Section 7.4; and (c) provide guards and maintenance services as shall be necessary to protect and preserve the Collateral.

7.4 Sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Notice of any sale shall be given to Debtor as set forth in the applicable statute before the time of any intended public sale, or as set forth in the applicable statute before the time at which any private sale which may be made, or at any time thereafter, which Debtor hereby agrees shall constitute reasonable notice of such sale. The Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay or appraisal hereafter enacted. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Debtor hereby waives, to the fullest extent permitted by law, any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale.

7.5 Exercise the remedies of a secured party afforded by the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts and other applicable law or by the terms of any agreement between Debtor and Secured Party.

7.6 Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, and if the Obligations then currently due are fully paid, then any surplus amounts shall be applied to payment of any other amounts required by applicable law (including without limitation 9-504(1)(c) of the Code) and then any remaining amounts shall be paid by Secured Party to Debtor. Debtor shall be liable to Secured Party for any deficiency.

7.7 The rights and remedies of Secured Party herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

8. Debtor's Obligation to Pay Fees and Expenses of Secured Party. Debtor shall pay to Secured Party on demand any and all out-of-pocket expenses (including, but not limited to, a collection charge on all accounts collected, all reasonable attorneys' fees and expenses, and all other expenses of like or unlike nature) incurred or paid by the Secured Party to obtain or enforce payment of any of the Obligations, or in the prosecution or defense of any action or concerning any matter growing out of or connected with the subject matter of this Agreement, the Obligations, the Collateral or any of Secured Party's rights or interests therein or thereto. All such expenses may be added to the principal amount of any indebtedness owed by Debtor to Secured Party and shall constitute part of the Obligations secured hereby.

9. Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Debtor hereby irrevocably appoints Secured Party (and any officers and employees of Secured Party as it may designate) as Debtor's true and lawful attorney to: (a) send requests for verification of Receivables or notify account debtors of Secured Party's security interest in the Receivables, (b) endorse Debtor's name on any checks or other forms of payment or security that may come into the possession of Secured Party, (c) make, settle, and adjust all claims with respect to the Receivables for amounts and upon terms which Secured Party deems commercially reasonable, (d) to transfer the Intellectual Property into the name of Secured Party or a third party to the extent permitted under this Agreement or under the Code. The appointment of Secured Party as Debtor's attorney in fact, and each and every one of Secured Party's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed.

10. Notices. All notices given hereunder shall be in writing and shall be deemed delivered when served personally, transmitted to the facsimile number set forth below, or on the second business day after being deposited in the United States mail, certified or registered mail, postage prepaid, addressed as follows:


If to Secured Party:       Mestek, Inc.
                           260 North Elm Street
                           Westfield, MA 01085
                           Attn: Stephen M. Shea
                           Fax: (413) 568-7428

With copies to:            Mestek, Inc.
                           260 North Elm St.
                           Westfield, MA   01085
                           Attn: Timothy P. Scanlan, Esq.
                           Fax: (413) 568-7428

If to Debtor:              Simione Central Holdings, Inc.
                           6600 Powers Ferry Road
                           Atlanta, GA   30339
                           Attn: Barrett C. O'Donnell
                           Fax: (770) 644-6558

With copies to:            Simione Central Holdings, Inc.
                           6600 Powers Ferry Road
                           Atlanta, GA   30339
                           Attn: Reid Horovitz, Esq.
                           Fax: (770) 644-6558

11. Miscellaneous. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations. This Agreement or any part hereof may not be changed, waived, or amended except by an instrument in writing signed by Debtor and Secured Party. No waiver by Secured Party of any right or remedy provided hereunder shall be valid unless made in writing and signed by an authorized representative of Secured Party. Any waiver or forbearance by Secured Party of any right or remedy provided hereunder on any one occasion shall not operate as a waiver or promise of forbearance of such right or remedy on any other occasion. The use of the singular number shall be held to include the plural when the context requires. This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns. Any notice required or permitted hereunder shall be in writing and shall be duly given to any party if hand delivered or if mailed first class postage prepaid to the address set forth above or to such other address as may be specified by notice in writing. The substantive and procedural laws of the State of Delaware, excluding its principles of conflict of laws, shall govern the construction and enforceability of this Agreement.

                                                       [Signatures on next page]

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as an instrument under seal by the duly authorized officers of the parties as of the date first above written.


ATTEST:                                    SIMIONE CENTRAL HOLDINGS, INC.


                                           By:_________________________________
                                           Barrett C. O'Donnell,
                                           Chairman


ATTEST:                                    MESTEK, INC.

                                           By:__________________________________
                                           Stephen M. Shea,
                                           Senior Vice President - Finance

                                    EXHIBIT A

1.       Debtor's locations at which the Collateral is located.


Address                                              City                               State       Zip
6600 Powers Ferry Road                               Atlanta                            GA          30339
4130 Whitney Avenue                                  Hampden                            CT          06518
1700 West Park Dr., S. 300                           Westborough                        MA          01581
1180 SW 36th Ave.                                    Pompono Beach                      FL          33069
16152 Beach Blvd.                                    Huntington Beach                   CA          92647
102 Decker Dr., S. 240                               Irvine                             TX          76062
4040 Woodcock Dr., S. 249                            Jacksonville                       FL          32207
758 State Highway 18                                 East Brunswick                     NJ          08816
1 Sugarland Creek Center Blvd., S. 850               Sugarland                          TX          77478
11555 Medlock Bridge Rd.                             Duluth                             GA          30097
4140 Fifth Avenue North                              St. Petersburg                     FL          33713
